Exhibit 32.1

CERTIFICATION BY SCOTT W. BRICKMAN

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1359, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxely Act of 2002, the undersigned, as Chief Executive Officer of The Brickman Group, Ltd. (the “Company”) does hereby certify that to the undersigned’s knowledge:

1.	the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2003, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 8 ,2003

Scott W. Brickman
Chief Executive Officer

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